UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2021

Revolution Acceleration Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-39768	85-2994421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Rhode Island Avenue, NW 10th floor
Washington, D.C. 20036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 776-1400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	RAACU	The Nasdaq Stock Market LLC
Class A common stock, par value of $0.0001 per share	RAAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

In a special meeting in lieu of the 2021 annual meeting of the stockholders (the “Special Meeting”) of Revolution Acceleration Acquisition Corp, a Delaware corporation (the “Company” or “RAAC”), held on July 20, 2021 at 12:00 p.m., Eastern Time, virtually via live webcast in connection with the stockholder vote on proposals related to the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of February 23, 2021 (the “Merger Agreement”), by and among RAAC, Pickup Merger Corp, a Delaware corporation and a direct, wholly owned subsidiary of RAAC (“Merger Sub”), and Berkshire Grey, Inc., a Delaware corporation (“Berkshire Grey”), which provides for, among other things, the merger of Merger Sub with and into Berkshire Grey (the “Merger”), with Berkshire Grey being the surviving corporation of the Merger and becoming a direct, wholly owned subsidiary of RAAC as a consequence of the Merger (together with the other transactions contemplated by the Merger Agreement, the “Business Combination”), holders of 23,865,139 shares of RAAC common stock (consisting of 14,281,806 shares of RAAC Class A common stock, 3,833,333 shares of RAAC Class B common stock and 5,750,000 shares of RAAC Class C common stock) were present virtually or represented by proxy, representing 62.26% of RAAC’s common stock outstanding and entitled to vote as of June 17, 2021, the record date for the Special Meeting, and constituting a quorum for the transaction of business.

References to “New Berkshire Grey” in this report refer to Revolution Acceleration Acquisition Corp following the closing of the Business Combination (the “Closing”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors

In connection with the Special Meeting, stockholders of RAAC elected John K. Delaney, Stephen M. Case, Steven A. Museles, Phyllis R. Caldwell and Jason M. Fish as directors of the Company, to hold office until the earlier of the Closing and the 2023 annual meeting of the RAAC stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death.

2021 Equity Incentive Plan

On July 20, 2021, in connection with the Special Meeting, stockholders of RAAC approved the Berkshire Grey, Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”), which initially makes available a maximum of 19,887,747 shares of Class A Common Stock (the “Initial Limit”) equal to 5% of the total outstanding capital stock of New Berkshire Grey as of the date of the Closing, equal to 11,417,275 shares of Class A Common Stock, plus the number of shares of BG common stock which remain available for issuance under the Amended and Restated 2013 Stock Option and Purchase Plan of Berkshire Grey, Inc. as of immediately prior to stockholder approval of the 2021 Plan, equal to 8,470,372 of BG common stock. Subject to adjustments as set forth in the 2021 Plan, in no event will the maximum aggregate number of shares that may be issued under the 2021 Plan pursuant to incentive stock options exceed ten times the Initial Limit.

The number of shares available for issuance under the 2021 Plan will be increased on the first day of each fiscal year beginning with the 2022 fiscal year in an amount equal to the lesser of (i) five percent (5%) of the outstanding shares on the last day of the immediately preceding fiscal year and (ii) such lower number of shares, as determined by the administrator of the 2021 Plan. A summary of the 2021 Plan is included in RAAC’s definitive Proxy Statement (the “Definitive Proxy”) for the Special Meeting filed with the United States Securities and Exchange Commission (the “Commission”) on June 24, 2021 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2021 Plan, included as Annex G to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for each matter submitted to a vote of the Company stockholders at the Special Meeting are set forth below:

1.	The Business Combination Proposal: To approve the Merger Agreement and the Business Combination.

For	Against	Abstain	Broker Non-Votes
23,020,759	843,445	935	N/A

2.	The Nasdaq Proposal: To approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of shares of Class A common stock of the Company in connection with the Business Combination.

For	Against	Abstain	Broker Non-Votes
23,021,481	843,272	386	N/A

3.	The Charter Proposal: To approve the proposed third amended and restated certificate of incorporation of the Company, which will replace the second amended and restated certificate of incorporation of the Company upon closing of the Business Combination.

For	Against	Abstain	Broker Non-Votes
23,013,245	845,180	6,714	N/A

4.	The Advisory Charter Proposals: To approve, on a non-binding advisory basis, the following material differences between the second amended and restated certificate of incorporation and the third amended and restated certificate of incorporation:

a.	Perpetual Existence, Name Change and SPAC Provisions: To make the Company’s corporate existence perpetual as opposed to the current Company’s corporate existence, which is required to be dissolved and liquidated 24 months following the closing of the Company’s initial public offering if it does not complete an initial business combination, to change the name of the Company from Revolution Acceleration Acquisition Corp to Berkshire Grey, Inc. and to remove from the second amended and restated certificate of incorporation the various provisions applicable only to special purpose acquisition companies.

For	Against	Abstain	Broker Non-Votes
22,540,828	1,165,566	158,745	N/A

b.	Authorized Shares: To increase the number of authorized shares of Company Class A common stock from 75,000,000 to 385,000,000.

For	Against	Abstain	Broker Non-Votes
21,981,131	1,716,763	167,245	N/A

c.	Classified Board: To provide that there shall be three classes of directors serving staggered terms, with the terms of Class I, Class II and Class III directors expiring at the annual meeting of stockholders to be held in 2022, 2023 and 2024, respectively, and each term expiring three years thereafter, in each case.

For	Against	Abstain	Broker Non-Votes
21,847,849	1,851,030	166,260	N/A

d.	Removal of Ability to Act by Written Consent: To provide that no action shall be taken by stockholders except at an annual or special meeting of the stockholders.

For	Against	Abstain	Broker Non-Votes
21,796,187	1,904,269	164,683	N/A

e.	Voting Thresholds Charter Amendment: To provide that certain amendments to provisions of the third amended and restated certificate of incorporation will require the approval of at least two-thirds of the Company’s then-outstanding shares of capital stock entitled to vote on such amendment.

For	Against	Abstain	Broker Non-Votes
22,333,397	1,363,676	168,066	N/A

f.	Voting Thresholds Bylaws Amendment: To provide that certain amendments to the Company’s bylaws will require the approval of at least two-thirds of the then-outstanding shares of capital stock entitled to vote on such amendment, provided that if the board of directors recommends such approval, such amendment will only require the approval of at least a majority of then-outstanding shares of capital stock entitled to vote on such amendment.

For	Against	Abstain	Broker Non-Votes
22,388,703	1,363,422	163,014	N/A

g.	Opt-Out of DGCL 203: To provide that the Company shall not be governed by Section 203 of the General Corporation Law of the State of Delaware.

For	Against	Abstain	Broker Non-Votes
22,322,563	1,355,582	186,994	N/A

5.	The Incentive Plan Proposal: To approve and adopt the 2021 Plan, including the authorization of the initial share reserve thereunder.

For	Against	Abstain	Broker Non-Votes
22,729,405	1,094,850	40,884	N/A

6.	The Existing Director Election Proposal: To elect the following five directors to serve on the Company’s board of directors until the earlier of the Closing and the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death.

a.	John K. Delaney

For	Withhold	Broker Non-Votes
23,822,395	21,274	N/A

b.	Stephen M. Case

For	Withhold	Broker Non-Votes
23,823,316	21,367	N/A

c.	Steven A. Museles

For	Withhold	Broker Non-Votes
23,816,675	26,255	N/A

d.	Phyllis R. Caldwell

For	Withhold	Broker Non-Votes
23,816,229	28,077	N/A

e.	Jason M. Fish

For	Withhold	Broker Non-Votes
23,815,897	26,318	N/A

7.	The Business Combination Director Election Proposal: To elect the following six directors to serve staggered terms on the New Berkshire Grey board of directors until, for Class I directors, the 2022, for Class II directors, the 2023 and, for Class III directors, the 2024 annual meetings of the stockholders, and until their respective successors are duly elected and qualified.

a.	Fiona P. Dias (Class I)

For	Withhold	Broker Non-Votes
23,818,446	24,488	N/A

b.	Serena Wolfe (Class I)

For	Withhold	Broker Non-Votes
23,820,155	23,454	N/A

c.	Peter Barris (Class II)

For	Withhold	Broker Non-Votes
23,821,211	21,346	N/A

d.	Sven Strohband (Class II)

For	Withhold	Broker Non-Votes
23,815,938	26,445	N/A

e.	Thomas Wagner (Class III)

For	Withhold	Broker Non-Votes
23,820,098	22,009	N/A

f.	John K. Delaney (Class III)

For	Withhold	Broker Non-Votes
23,817,198	22,523	N/A

In connection with the Special Meeting, RAAC also solicited proxies with respect to the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or for any other reason permitted by the Merger Agreement in connection with, the approval of one or more of the proposals at the Special Meeting. As there were sufficient votes at the time of the Special Meeting to approve proposals 1 through 7 and to ensure that a quorum was present at the Special Meeting, the adjournment of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the holders of shares of RAAC common stock for approval at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01.

The closing of the Business Combination is anticipated to take place on July 21, 2021. The New Berkshire Grey Class A common stock and public warrants are expected to commence trading on Nasdaq under the symbols “BGRY” and “BGRYW,” respectively, on July 22, 2021.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be made directly in this report. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of RAAC or Berkshire Grey, as the case may be, as of the date of this report, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this report constitute RAAC’s or Berkshire Grey’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this report are subject to a number of factors, risks and uncertainties, some of which are not currently known to RAAC or Berkshire Grey, that may cause RAAC’s or Berkshire Grey’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that RAAC or Berkshire Grey, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. RAAC’s and Berkshire Grey’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and RAAC’s and Berkshire Grey’s performance to differ materially is included in RAAC’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the definitive proxy statement / prospectus included in the Registration Statement on Form S-4 (File No. 333-254539) that RAAC filed in connection with the Business Combination. Copies of RAAC’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting RAAC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither RAAC nor Berkshire Grey undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Revolution Acceleration Acquisition Corp

Date: July 20, 2021	By:	/s/ John K. Delaney
		Name:	John K. Delaney
		Title:	Chief Executive Officer